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                                                                EXHIBIT 23.01



                     Consent of Independent Accountants




We consent to the incorporation by reference in the registration statement
of CSK Auto, Inc. Retirement Program on Form S-8 (Registration No. 333-     ) of
our report dated April 2, 1999 on our audits of the consolidated financial statements of CSK Auto Corporation and subsidiaries as of January 31, 1999 and February 1, 1998, and for each of the three years in the period ended January 31,1999.






PRICEWATERHOUSECOOPERS, LLP



May 5, 1999